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                                  United States
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                       Securities and Exchange Commission
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                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 12, 2003



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


           Georgia                    0-13394             58-1217564
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(State or other jurisdiction        (Commission         (IRS Employer
      Of incorporation              File Number )       Identification)


                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904

          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         The following exhibit is furnished pursuant to Item 12:

         Exhibit 99: Earnings Release of Video Display Corporation dated June 12, 2003

ITEM 9.  REGULATION FD DISCLOSURE
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     On June 12, 2003, Video Display Corporation issued a press release announcing the restatement of the Company's third quarter ended November 30, 2002 and fiscal year to date earnings for the year ended February 28, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                              VIDEO DISPLAY CORPORATION
                                                        (Registrant)



Date:  June 12, 2003                          By: /s/ Carol D. Franklin
                                                 ------------------------------
                                                 Carol D. Franklin
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX
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Exhibit 99      Earnings Release of Video Display Coporation dated June 12, 2003